UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2024

Beneficient

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41715	72-1573705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 North St. Paul Street, Suite 4850
Dallas, Texas 75201
(Address of Principal Executive Offices, and Zip Code)

(214) 445-4700

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.001 per share	BENF	Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, par value $0.001 per share, and one share of Series A convertible preferred stock, par value $0.001 per share	BENFW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2024, Beneficient, a Nevada corporation (the “Company”), together with Beneficient Fiduciary Financial, L.L.C., a Kansas Technology-Enabled Fiduciary Financial Institution (“BFF”), entered into three Alternative Asset Purchase Agreements (individually a “Purchase Agreement” and collectively, the “Purchase Agreements”), on substantially similar terms, with each of ff Silver Venture Capital Fund, L.P., ff Blue Private Equity Fund, L.P. and ff Rose Venture Capital Fund, L.P. (individually a “Seller” and collectively, the “Sellers”) to engage in certain liquidity financing transactions with respect to certain designated alternative assets held by each Seller (the “Transactions”). In connection with the execution of the Purchase Agreements, the parties also entered into Exchange Agreements in the forms generally executed by the Company in the ordinary course of business, subject to certain amendments as set forth in the Purchase Agreements. All capitalized terms used in this Item 1.01 but not defined herein shall have the meanings ascribed to them in the Purchase Agreements or the Certificate of Designation (as defined below), as applicable. Pursuant to the Transactions, the Company’s customized trust vehicles will acquire alternative assets held by each Seller, and in exchange for such alternative assets, the respective Seller will receive shares of the Company’s Series B Resettable Convertible Preferred Stock, in one or more series, par value $0.001 per share (the “Series B Preferred Stock”), with such Series B Preferred Stock being convertible into shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”). The number of shares of Series B Preferred Stock to be delivered at the closing of each of the respective Purchase Agreements shall be equal to (i) the applicable discount percentage of the Closing NAV under each Purchase Agreement multiplied by the Participation Percentage of each respective Seller, divided by (ii) $10.00. The discount percentages for each transaction are as follows: ff Silver Venture Capital Fund, L.P. – 60%; ff Blue Private Equity Fund, L.P. – 80%; and ff Rose Venture Capital Fund, L.P – 46%. Pursuant to the Transactions, the Company expects to issue up to a maximum of $62 million in stated value of Series B Preferred Stock in the aggregate, subject to participation levels by limited partners of the Sellers (“Limited Partners”).

The issuance of the Series B Preferred Stock pursuant to the Transactions has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. To participate as investors in the Transactions, all Participating Partners will be verified as “accredited investors” as such term is defined in Rule 501(a) of Regulation D.

The Series B Preferred Stock is convertible into Class A Common Stock initially at an initial conversion price of $0.1313 per share (the “Conversion Price”), subject to adjustment upon any stock split prior to closing. The Conversion Price is subject to reset on each date (each such date, a “Reset Date”) that is the last day of each month following the date of issuance of the Series B Preferred Stock (the “Original Issue Date”). On each Reset Date, the Conversion Price shall be increased or decreased to the five-day trailing volume weighted average price of the Class A Common Stock, provided that in no event shall the reset Conversion Price be lower than 20-50% of the initial Conversion Price, depending on Limited Partner participation levels, or higher than the initial Conversion Price, in each case subject to adjustments for stock dividends, splits or combinations, reorganizations, recapitalizations or similar transactions.

Closing of the Transactions is subject to (i) approval of the shareholders of the Company pursuant to applicable rules and regulations of the Nasdaq Capital Market (or such other national securities exchange on which the Class A Common Stock is listed for trading on the Original Issue Date), and (ii) approval as may be required under the Company’s organizational documents and applicable law from the shareholders of the Company for an increase in the number of authorized shares of Class A Common Stock (collectively, the “Approval Requirement”). The Approval Requirement is a condition precedent to the closing of each of the Transactions.

Under each Purchase Agreement, on the period beginning on the respective Closing Date and ending on the earlier of the (a) 10-year anniversary of the respective Closing Date, and (b) Disposition by the Buyer under the respective Purchase Agreement of all of its Purchased Alternative Assets, the respective Seller will be entitled to receive certain monthly Earnout Payments, if any, subject to the terms and conditions of the Purchase Agreements. The Earnout Payments under each Purchase Agreement represent the amount of cash available for distribution from the acquired alternative assets in excess of a designated return to the Company.

If, at any time beginning on the earlier of (a) 180 days following the date of issuance of the Series B Preferred Stock and (b) the date on which the Resale Registration Statement is declared effective, for any duration or reason, the Class A Common Stock (i) ceases to be designated for quotation or listing on any tier of the New York Stock Exchange or the Nasdaq Stock Market, LLC (an “Approved Exchange”), (ii) is suspended from trading on an Approved Exchange, (iii) ceases to be registered pursuant to Section 12(b) of the Exchange Act, or (iv) otherwise is not freely tradable on an Approved Exchange, subject to volume limitations under Rule 144(e) promulgated under the Securities Act, each holder of the Series B Preferred Stock shall have the right and option, exercisable in such holder’s sole discretion, to cause the Buyers (which are special purpose vehicles formed for the Transactions) to repurchase the shares of Series B Preferred Stock out of available cash from the Purchased Alternative Assets otherwise available to the Company.

In addition to the Approval Requirement, the Purchase Agreements contain negotiated representations and warranties by the respective parties, indemnification provisions and conditions to closing customary for transactions of this nature.

The foregoing description of the Purchase Agreements is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the respective Purchase Agreements, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Form of Certificate of Designation

The Series B Preferred Stock will be governed by a certificate of designation, a form of which is attached as Exhibit 99.1 hereto and incorporated by reference herein (the “Certificate of Designation”), designating the rights, preferences, privileges and restrictions of the shares of the Series B Preferred Stock. The material terms of the Series B Preferred Stock are described below.

Optional Conversion

Subject to the Approval Requirement, each share of Series B Preferred Stock is convertible at the option of the holder thereof upon two business days’ written notice to the Company into a number of shares of Class A Common Stock that is equal to $10.00 divided by Conversion Price then in effect as of the date of such notice (the “Conversion Rate”). The Conversion Price shall be subject to reset on each Reset Date. On each Reset Date, the Conversion Price shall be increased or decreased to the Prevailing Market Price, provided that in no event shall the reset Conversion Price be lower than 20-50% of the initial Conversion Price, depending on Limited Partner participation levels, or higher than the initial Conversion Price, in each case subject to adjustments for stock dividends, splits or combinations, reorganizations, recapitalizations or similar transactions.

Mandatory Conversion

Each outstanding share of Series B Preferred Stock will automatically convert into a number of shares of Class A Common Stock (the “Mandatory Conversion”) at the Conversion Rate then in effect on the date that is the earliest to occur of: (a) the last day of the month in which the fifth anniversary of the Original Issue Date occurs, if either the Company has filed all annual reports on Form 10-K and quarterly reports on Form 10-Q that are then required to have been filed in the preceding twelve months with the United States Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a resale registration statement with respect to the shares of Class A Common Stock underlying the Series B Preferred Stock (the “Resale Registration Statement”) has become effective and is in full force and effect at the time of such Mandatory Conversion, and (b) if the conditions of clause (a) are not met on the date that is the last day of the month in which the fifth anniversary of the Original Issue Date occurs, the first date thereafter on which any shares of Series B Preferred Stock may be resold pursuant to Rule 144 under the Securities Act or the Resale Registration Statement has become effective.

Notwithstanding the foregoing, the Series B Preferred Stock shall not convert into Class A Common Stock to the extent such conversion would cause a holder to exceed the Beneficial Ownership Limitation, which shall initially mean 4.99% of the number of shares of the Class A Common Stock issuable upon conversion of the Series B Preferred Stock held by the applicable holder. To the extent a conversion would cause a holder to exceed the Beneficial Ownership Limitation, the conversion of the portion of such conversion that would exceed the

Beneficial Ownership Limitation shall be delayed until the first day the conversion of such portion would not cause the holder to exceed the Beneficial Ownership Limitation.

Further, to the extent any such share of Series B Preferred Stock has not otherwise automatically converted into shares of Class A Common Stock, the Conversion Price for such shares shall be subject to additional resets on each Reset Date.

Ranking

Series B Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, rank: (a) senior to the Company’s common stock; (b) pari passu with the Company’s Series A Convertible Preferred Stock, par value $0.001 per share, Series B-1 Resettable Convertible Preferred Stock, par value $0.001 per share, Series B-2 Resettable Convertible Preferred Stock, par value $0.001 per share and Series B-3 Resettable Convertible Preferred Stock, par value $0.001 per share (“Parity Stock”); (c) senior, pari passu or junior with respect to any other series of preferred stock, as set forth in the Certificate of Designation with respect to such preferred stock; and (d) junior to all existing and future indebtedness of the Company.

Liquidation Preference

In the event of any liquidation or dissolution of the Company, no distributions of available funds and assets will be made to the holders of capital stock junior to the Series B Preferred Stock until the holders of Series B Preferred Stock receive a per share amount equal to the greater of (A) $10.00 and (B) the amount such holder would receive if such holder converted such Series B Preferred Stock into Class A Common Stock immediately prior to the date of such payment, provided that if the liquidation funds are insufficient to pay the full amount due to each holder and each holder of Parity Stock, then each holder and each holder of Parity Stock shall receive a percentage of the liquidation funds equal to the full amount of liquidation funds payable to such holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of liquidation funds payable to all holders of Series B Preferred Stock and holders of shares of Parity Stock (the “Liquidation Preference”). For the avoidance of doubt, the Liquidation Preference shall not be limited by the Beneficial Ownership Limitation.

Dividends

Dividends will be paid on the Series B Preferred Stock on an as-converted basis when, as, and if paid on the Class A Common Stock.

Voting Rights

Except as required by law, the holders of Series B Preferred Stock shall not be entitled to vote at any meeting of the stockholders for election of members of the Board of Directors of the Company or for any other purpose or otherwise to participate in any action taken by the Company or the stockholders thereof, or to receive notice of any meeting of stockholders.

The foregoing summary of the Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, such document, a Form of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item 3.02 is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Important Information about the Transactions and Where to Find It

In connection with the Transactions, the Company intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Transactions, and it is not intended to provide the basis for any investment decision or any other decision regarding the Transactions. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Transactions, as these materials will contain important information about the Transactions and the parties thereto. When available, the definitive proxy statement will be mailed to the stockholders of the Company as of a record date to be established for voting on the stockholder approval. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

The Company, BFF, the Sellers, and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Transactions, including their names and a description of their interests in the Transactions, will be set forth in the proxy statement relating to such transactions when it is filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 7.01 Regulation FD Disclosure.

On March 6, 2024, the Company issued a press release announcing the Transactions. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act except as expressly set forth in such filing.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Alternative Asset Purchase Agreement.

99.1	Form of Certificate of Designation of Series B Resettable Convertible Preferred Stock.

99.2	Press Release of Beneficient issued March 6, 2024 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIENT

By:	/s/ James G. Silk
Name:	James G. Silk
Title:	Executive Vice President and Chief Legal Officer

Dated: March 6, 2024